                                    SANCHEZ
                          ---------------------------
                          SANCHEZ COMPUTER ASSOCIATES
  NUMBER                                                              SHARES

SCAI

COMMON STOCK                                                        COMMON STOCK
                       Sanchez Computer Associates, Inc

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA
                                                                    CUSIP

This certifies that                          See reverse for certain definitions




Is the owner of

                             CERTIFICATE OF STOCK

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          NO PAR VALUE PER SHARE, OF

---------------------- SANCHEZ COMPUTER ASSOCIATES, INC. -----------------------
transferable on the body of the corporation by said owner in person or by the duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Articles of Incorporation and the Bylaws of the Corporation, as amended, copies of which are offered at the office of the Transfer Agent of the Corporation, and to which reference is hereby expressly made and is all of which the holder here or by acceptance of this certificate hereby assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
        Witness the facsimile of the Corporation's seal and the facsimile signatures of its duly authorized officers.

Dated:

      [SIGNATURE APPEARS HERE]                [SIGNATURE APPEARS HERE]

               SECRETARY                  CHAIRMAN AND CHIEF EXECUTIVE OFFICER

           [SEAL OF SANCHEZ COMPUTER ASSOCIATES, INC. APPEARS HERE]

COUNTERSIGNED AND REGISTERED:
        ChaseMellon Shareholder Services, L.L.C.
                                                TRANSFER AGENT AND REGISTRAR

        BY

                                                AUTHORIZED SIGNATURE

        Sanchez Computer Associates, Inc. will furnish to any shareholder, upon request and without charge, a full or summary statement of the designations, voting rights, preferences, limitations and special rights of the shares of each class or series authorized to be issued so far as they have been fixed and determined and the authority of the board of directors to fix and determine the designations, voting rights, preferences, limitations and special rights of the classes and series of shares of the Corporation. Any such request should be addressed to the Secretary of the Corporation or to the Corporation or to the Transfer Agent named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common      UNIF GIFT MIN ACT -            Custodian
    TEN ENT - as tenants by the                             ----------           ----------
              entireties                                      (Cust)               (Minor)
    JT TEN - as joint tenants with                         under Uniform Gifts
             right of survivorship and                     to Minors Act
             not as tenants in common
                                                           --------------------
                                                                 (State)


   Additional abbreviations may also be used though not in the above list.

For value received,                                    hereby sell(s), assign(s)
                    ----------------------------------
and transfer(s) unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------------

----------------------------------------------

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------------


                                 -----------------------------------------------
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED


By
  -----------------------------------------
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN
  ELIGIBLE GUARANTOR INSTITUTION (Banks,
  Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN
  APPROVED SIGNATURE GUARANTEE MEDALLION
  PROGRAM PURSUANT TO SEC RULE 17AG-15.